UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 25, 2010
Date of Report (Date of earliest event reported)

INFOSPI INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53104	51-0668045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 NW 12th Avenue, Suite 1 Fort Lauderdale, Florida	33309
(Address of principal executive offices)	(Zip Code)

(858) 531-5723
Registrant’s telephone number, including area code

6968 Lo Jolla Blvd., Suite 208
La Jolla, California 92037
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5.       CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02           DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on February 25, 2010, the Board of Directors (the "Board") of Infospi Inc., a Nevada corporation (the "Company") accepted the resignation of Haim Mayan as the President/Chief Operations Officer and a director of the Company. Therefore, as of the date of this Current Report, the Board of Directors is comprised of Chris Hamilton, Olivier Danan and Michel Brunet. The Board is currently seeking and identifying a chief operations officer for the Company.

SECTION 9.        FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01            FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOSPI INC.
DATE: March 1, 2010	/s/ CHRIS HAMILTON Name: Chris Hamilton Title: Chief Executive Officer